SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

  PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 2, 2003

                           EDGE PETROLEUM CORPORATION
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             (Exact name of registrant as specified in its charter)

           DELAWARE                    000-22149               76-0511037
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 (State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)                File No.)           Identification No.)

                 1301 Travis, Suite 2000, Houston, TX     77002
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (713) 654-8960

                                "NOT APPLICABLE"
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         (Former name or former address, if changed since last report.)
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Item 9. Regulation FD Disclosure.

      The following information is being furnished under Item 12.

      On September 2, 2003, Edge Petroleum Corporation issued a press release announcing an exploration venture establishing a new core area in Southeastern New Mexico. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

      (c) Exhibits.

      Exhibit 99.1
      Press release dated September 2, 2003.
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                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Edge Petroleum Corporation

September 2, 2003                         By:      /s/ Michael G. Long
                                               --------------------------------
                                                       Michael G. Long
                                               Senior Vice President and Chief
                                               Financial and Accounting Officer